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                      LIST OF SUBSIDIARIES (as of 2/16/99)

        NAME:                                            dba, IF APPLICABLE:                JURISDICTION OF
                                                                                            INCORPORATION:
Ugly Duckling Car Sales and Finance Corporation                                             Arizona
     (formerly Duck Ventures, Inc.)
Ugly Duckling Credit Corporation                                                            Arizona
     (formerly Champion Acceptance Corporation)
Champion Financial Services, Inc.                                                           Arizona
Ugly Duckling Car Sales, Inc.                              Ugly Duckling Processing Center  Arizona
                                                           Ugly Duckling Car Sales
                                                           Ugly Duckling City of Cars
                                                           Ugly Duckling Autorama
                                                           Ugly Duckling Glendale Motors
                                                           Ugly Duckling-Blue Chip Motors
Ugly Duckling Car Sales Florida, Inc.                      Champion Acceptance              Florida
                                                           Ugly Duckling Car Sales
Ugly Duckling Car Sales New Mexico, Inc.                                                    New Mexico
Ugly Duckling Car Sales Texas, L.L.P.                      Ugly Duckling Car Sales          Arizona
                                                           Yes-Cars
                                                           E-Z Motors
                                                           Red McComb's Super Store
                                                           Ugly Duckling
Ugly Duckling Car Sales Georgia, Inc.                      Ugly Duckling Car Sales          Georgia
                                                           Kars-Yes
Ugly Duckling Car Sales California,                        Ugly Duckling Car Sales          California
    Inc.                                                   Kars-Yes
Ugly Duckling Portfolio Corporation                                                         Arizona
     (formerly Champion Portfolio Corporation)
Ugly Duckling  Portfolio Corporation II                                                     Arizona
Ugly Duckling Receivables Corp.                                                             Delaware
Ugly Duckling Receivables Corp. II                                                          Delaware
Drake Insurance Services, Inc.                                                              Arizona
Drake Insurance Agency, Inc.                                                                Arizona
Drake Property & Casualty Life Insurance Co.                                                Turks & Caicos Islands
Drake Life Insurance Co.                                                                    Turks & Caicos Islands
Ugly Duckling Dealer Finance, Inc.                                                          Arizona
Ugly Duckling Dealer Finance Alabama, Inc.                                                  Arizona
UDRAC, Inc.                                                                                 Arizona
UDRAC Rentals, Inc.                                                                         Arizona
Cygnet Financial Corporation                                                                Delaware
Cygnet Financial Services, Inc.                                                             Arizona
Cygnet Dealer Finance, Inc.                                                                 Arizona
Cygnet Finance Alabama, Inc.                                                                Arizona
Cygnet Financial Portfolio, Inc.                                                            Arizona
Cygnet Support Services, Inc.                                                               Arizona
Fidelity Funding Auto Receivables Corp.                                                     Delaware
Fidelity Funding Auto Receivables Corp. II                                                  Delaware
Fidelity Funding Auto Receivables Corp. III                                                 Delaware
Fidelity Funding Receivables, L.L.C.                                                        Delaware

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